Financing Receivables, net (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financing Receivables, net
Net financing interest income	$ 1,840,722	$ 2,180,970	$ 1,400,227
Interest rate descriptions	The initial term of the financing receivables was 12 months with maturity in June 2023 and annual interest of 6.5%. The financing receivables were subsequently renewed in both June 2023 and June 2024 for an additional 12 months each with annual interest of 4.8%